                                                                    Exhibit 99.2


                    GENESEE & WYOMING INC. AND SUBSIDIARIES


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Genesee & Wyoming Inc. and Subsidiaries, (the "Company") on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John C. Hellmann, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Genesee & Wyoming Inc.

     A signed original of this written statement required by Section 906 has been provided to Genesee & Wyoming Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission on request.

Date: May 14, 2003                      By: /s/John C. Hellmann
                                           ---------------------------
                                           Name: John C. Hellmann
                                           Title: Chief Financial Officer